Exhibit 99.2


                              Attachment to Form 4


                             JOINT FILER INFORMATION


Name and Address:                            Stanley F. Druckenmiller
                                             40 West 57th St., 25th Floor
                                             New York, New York  10019


Date of Event Requiring Statement:           06/10/08
Issuer and Ticker Symbol:                    Energy XXI (Bermuda) Limited (EXXI)
Relationship to Issuer:                      10% Owner (1)
Designated Filer:                            Duquesne Capital Management, L.L.C.


TABLE I INFORMATION

Title of Security:                           Common Stock, par value $0.001 per
                                             share
Transaction Date                             06/10/08
Transaction Code                             S
Amount of Securities                         200,000
Securities Acquired (A) or Disposed of (D)   D
Price                                        $6.1967 per share
Amount of Securities Beneficially Owned
     Following Reported Transactions         14,604,850
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)


Title of Security:                           Common Stock, par value $0.001 per
                                             share
Transaction Date                             06/10/08
Transaction Code                             S
Amount of Securities                         100,000
Securities Acquired (A) or Disposed of (D)   D
Price                                        $6.2087 per share
Amount of Securities Beneficially Owned
     Following Reported Transactions         14,504,850
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)


Title of Security:                           Common Stock, par value $0.001 per
                                             share
Transaction Date                             06/11/08
Transaction Code                             S
Amount of Securities                         43,552
Securities Acquired (A) or Disposed of (D)   D
Price                                        $6.2158 per share
Amount of Securities Beneficially Owned
     Following Reported Transactions         14,461,298
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)

TABLE II INFORMATION

None.

Signature of Reporting Person                STANLEY F. DRUCKENMILLER


                                             By:  /s/ Joseph W. Haleski
                                                  ------------------------------
                                                  Name:  Joseph W. Haleski
                                                  Title: Attorney-in-Fact

Date:                                        June 12, 2008